Trade and Other Receivables, Prepayments and Contract Assets - Summary of Trade and Other Receivables, Prepayments and Contract Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of Detailed Information about Trade and Other Receivables Prepayments and Contract Assets [abstract]
Trade receivables		$ 4,674	$ 3,016
Other receivables		8,914	9,826
Prepayments		6,463	4,846
Contract assets	$ 2,491	2,378	1,541	$ 750
VAT (payable) receivable		(63)	3,875
Total		$ 22,366	$ 23,104